SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 31, 2010

AmeriCredit Automobile Receivables Trust 2010-A

(Exact name of registrant as specified in its charter)

AFS SenSub Corp.

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-146701-06	27-6496109
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: J. Michael May, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

AFS SenSub Corp. (“AFS SenSub”), as depositor, and AmeriCredit Financial Services, Inc. (“AmeriCredit”), as sponsor, have caused a newly formed issuing entity, AmeriCredit Automobile Receivables Trust 2010-A (the “Issuing Entity”), to issue $36,000,000 Class A-1 0.31327% Asset Backed Notes, $71,000,000 Class A-2 1.46% Asset Backed Notes and $93,000,000 Class A-3 3.51% Asset Backed Notes (collectively, the “Notes”) and an Asset Backed Certificate (the “Certificate”), on March 31, 2010 (the “Closing Date”). The Notes are registered under the Registration Statement. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Issuing Entity was formed, and the Certificate was issued, pursuant to the Trust Agreement, attached hereto as Exhibit 4.2, dated as of March 5, 2010, as amended and restated as of March 25, 2010 (the “Trust Agreement”), between AFS SenSub and Wilmington Trust Company (“WTC”), as Owner Trustee. The Notes were issued pursuant to the Indenture, attached hereto as Exhibit 4.1, dated as of March 25, 2010 (the “Indenture”), between the Issuing Entity and Wells Fargo Bank, National Association (“Wells Fargo”), as Trustee and Trust Collateral Agent. The Notes were sold to Credit Suisse Securities (USA) LLC and RBS Securities Inc. (the “Underwriters”), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of March 26, 2010 (the “Underwriting Agreement”), among AmeriCredit, AFS SenSub, and the Underwriters.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of “sub-prime” automobile loan contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans. AFS SenSub purchased the Receivables from AmeriCredit pursuant to the Purchase Agreement, attached hereto as Exhibit 10.1, dated as of March 25, 2010 (the “Purchase Agreement”), between AmeriCredit and AFS SenSub. The Issuing Entity purchased the Receivables from AFS SenSub pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.3, dated as of March 25, 2010 (the “Sale and Servicing Agreement”), among the Issuing Entity, AFS SenSub, AmeriCredit and Wells Fargo, as Backup Servicer and Trust Collateral Agent.

AmeriCredit, as Servicer, has agreed to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement and has also agreed to serve as custodian of the Receivables pursuant to the Custodian Agreement, attached hereto as Exhibit 10.3, dated as of March 25, 2010 (the “Custodian Agreement”), among AmeriCredit, Assured Guaranty Corp. (the “Insurer”) and Wells Fargo. AmeriCredit Financial Services of Canada Ltd. (“AFS of Canada”) will also service a portion of the Receivables on behalf of the Issuing Entity pursuant to the Second Amended and Restated Servicing Agreement, attached hereto as Exhibit 10.7, dated as of January 1, 2006, between AmeriCredit and AFS of Canada. JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) has agreed to provide its banking services for the deposit of remittances related to the Receivables pursuant to the Lockbox Account Agreement, attached hereto as Exhibit 10.9, dated as of March 25, 2010 (the “Lockbox Account Agreement”), among Wells Fargo, as Trustee, AmeriCredit and JPMorgan Chase, as Processor. Regulus Group II LLC (“Regulus”) has agreed to collect and deposit remittances related to the Receivables into the lockbox account pursuant to the Lockbox Processing Agreement, attached hereto as Exhibit 10.10, dated March 25, 2010 (the “Lockbox Processing Agreement”), among Wells Fargo, as Trustee, AmeriCredit and Regulus.

As of March 1, 2010 (the “Statistical Calculation Date”), the Receivables had the characteristics described in the Prospectus Supplement dated March 26, 2010 (the “Prospectus Supplement”), filed with the Commission pursuant to Rule 424(b)(5) of the Act on March 29, 2010. As of March 25, 2010 (the “Cutoff Date”), the Receivables had the characteristics set forth in Exhibit 99.1.

On the Closing Date, the Insurer issued the Financial Guaranty Insurance Policy, attached hereto as Exhibit 10.6 dated as of March 31, 2010 (the “Policy”), pursuant to which it unconditionally and irrevocably guarantees the payments of interest and certain payments of principal due on the notes during the term of the Policy. The Policy was issued pursuant to the terms of the Insurance and Indemnity Agreement, attached hereto as Exhibit 10.3, dated as of March 25, 2010 (the “Insurance Agreement”), among the Insurer, the Issuing Entity, AFS SenSub, AmeriCredit and AmeriCredit Corp. The Insurance Agreement specifies the conditions precedent to the issuance of the Policy, the premium payable in respect thereof and certain indemnification obligations of the AmeriCredit Corp., AFS SenSub and AmeriCredit to the Insurer. The method of calculating the premium payments that are due to the Insurer pursuant to the Insurance Agreement is set forth in the Premium Letter, attached hereto as Exhibit 10.4, dated as of March 25, 2010 (the “Premium Letter”), among the Insurer, the Issuing Entity, AFS SenSub, AmeriCredit and Wells Fargo, as Trust Collateral Agent.

A spread account (“Spread Account”) was established on the Closing Date, for the benefit of the Insurer and the Noteholders, to hold a reserve of cash that is available to pay certain amounts that are payable by the Issuing Entity that otherwise would remain unpaid after application of collections on the Receivables. The Spread Account was established pursuant to the Spread Account Agreement, attached hereto as Exhibit 10.5, dated as of March 25, 2010 (the “Spread Account Agreement”), among the Insurer, the Issuing Entity and Wells Fargo, as Trustee and Collateral Agent.

Pursuant to the Indemnification Agreement, attached hereto as Exhibit 10.2, dated as of March 26, 2010 (the “Indemnification Agreement”), among the Insurer, AFS SenSub and the Underwriters, the Insurer agreed to indemnify AFS SenSub and the Underwriters and the Underwriters agreed to indemnify the Insurer, in each case with respect to certain disclosure in the Prospectus Supplement. Pursuant to the Insurance Agreement, AmeriCredit and AFS SenSub agreed to indemnify the Insurer with respect to certain disclosure in the Prospectus Supplement. Pursuant to the Underwriting Agreement, AmeriCredit and the Underwriters agreed to indemnify each other with respect to certain disclosure in the Prospectus Supplement.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1 Underwriting Agreement, dated as of March 25, 2010, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Underwriters (see Exhibit 1.1 to Form 8-K filed on March 30, 2010, in connection with Registration Statement No. 333-146701, which is incorporated by reference herein).

4.1 Indenture, dated as of March 25, 2010, between the Issuing Entity and Wells Fargo, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of March 25, 2010, between AFS SenSub and WTC, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of March 25, 2010, among the Issuing Entity, AmeriCredit, as Servicer, AFS SenSub and Wells Fargo, as Backup Servicer and Trust Collateral Agent.

5.1 Opinion of Dewey & LeBoeuf LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on March 31, 2010, in connection with Registration Statement Nos. 333-146701 and 333-146701-06, which is incorporated by reference herein).

8.1 Opinion of Dewey & LeBoeuf LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on March 31, 2010, in connection with Registration Statement Nos. 333-146701 and 333-146701-06, which is incorporated by reference herein).

10.1 Purchase Agreement, dated as of March 25, 2010, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.

10.2 Indemnification Agreement, dated as of March 26, 2010, among the Insurer, AFS SenSub and the Underwriters.

10.3 Insurance and Indemnity Agreement, dated as of March 25, 2010, among the Insurer, the Issuing Entity, AFS SenSub, AmeriCredit and AmeriCredit Corp.

10.4 Premium Letter, dated March 25, 2010, among the Insurer, the Issuing Entity, AFS SenSub, AmeriCredit and Wells Fargo, as Trust Collateral Agent.

10.5 Spread Account Agreement, dated as of March 25, 2010, among the Insurer, the Issuing Entity and Wells Fargo, as Trustee and Collateral Agent.

10.6 Financial Guaranty Insurance Policy, dated as of March 31, 2010 and delivered by the Insurer.

10.7 Second Amended and Restated Servicing Agreement, dated as of January 1, 2006, between AmeriCredit and AFS of Canada (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

10.8 Custodian Agreement, dated as of March 25, 2010, among AmeriCredit, as Custodian, the Insurer, and Wells Fargo.

10.9 Lockbox Account Agreement, dated as of March 25, 2010, among AmeriCredit, Wells Fargo, as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

10.10 Lockbox Processing Agreement, dated March 25, 2010, among AmeriCredit, Wells Fargo, as Trustee and Regulus Group II LLC, as Processor.

23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

23.2 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1 Statistical information for the receivables as of the Cutoff Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2010-A

By:	AmeriCredit Financial Services, Inc., as Servicer

By:	/S/ J. MICHAEL MAY
Name:	J. Michael May
Title:	Executive Vice President, Chief Legal Officer and Secretary

Dated: April 6, 2010

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 25, 2010, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller and Credit Suisse Securities (USA) LLC and RBS Securities Inc., as the Underwriters (the “Underwriters”) (see Exhibit 1.1 to Form 8-K filed on March 30, 2010, in connection with Registration Statement No. 333-146701, which is incorporated by reference herein).

4.1	Indenture, dated as of March 25, 2010, between AmeriCredit Automobile Receivables Trust 2010-A, as Issuing Entity, and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of March 25, 2010, between AFS SenSub Corp., as Seller, and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of March 25, 2010, among AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent.

5.1	Opinion of Dewey & LeBoeuf LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on March 31, 2010, in connection with Registration Statement Nos. 333-146701 and 333-146701-06, which is incorporated by reference herein).

8.1	Opinion of Dewey & LeBoeuf LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on March 31, 2010, in connection with Registration Statement Nos. 333-146701 and 333-146701-06, which is incorporated by reference herein).

10.1	Purchase Agreement, dated as of March 25, 2010, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.2	Indemnification Agreement, dated as of March 25, 2010, among the Insurer, AFS SenSub Corp. and the Underwriters.

10.3	Insurance and Indemnity Agreement, dated as of March 26, 2010, among the Insurer, the Issuing Entity, AFS SenSub Corp., as Seller, AmeriCredit Financial Services, Inc. and AmeriCredit Corp.

10.4	Premium Letter, dated March 25, 2010, among the Insurer, the Issuing Entity, AFS SenSub Corp., AmeriCredit Financial Services, Inc. and Wells Fargo Bank, National Association, as Trust Collateral Agent.

10.5	Spread Account Agreement, dated as of March 25, 2010, among the Insurer, the Issuing Entity and Wells Fargo Bank, National Association, as Trustee and Collateral Agent.

10.6	Financial Guaranty Insurance Policy, dated as of March 31, 2010 and delivered by Assured Guaranty Corp. (the “Insurer”).

10.7	Second Amended and Restated Servicing Agreement, dated as of January 1, 2006 between AmeriCredit Financial Services of Canada Ltd. and AmeriCredit Financial Services, Inc. (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

10.8	Custodian Agreement, dated as of March 25, 2010, among AmeriCredit Financial Services, Inc., as Custodian, the Insurer, and Wells Fargo Bank, National Association, as Trust Collateral Agent.

10.9	Lockbox Account Agreement, dated as of March 25, 2010, among AmeriCredit Financial Services, Inc., Wells Fargo Bank, National Association, as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

10.10	Lockbox Processing Agreement, dated as of March 25, 2010, among AmeriCredit Financial Services, Inc., Wells Fargo Bank, National Association, as Trustee, and Regulus Group II LLC, as Processor.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

23.2	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	Statistical information for the receivables as of the Cutoff Date.